Securities and Exchange Commission
                  Washington, D.C. 20549

                 SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement            [ ] Confidential, for Use of the
[X] Definitive proxy statement                 Commission Only (as permitted
[ ] Definitive additional materials            by Rule 14a-6(e)(2))
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   KEYCO BOND FUND, INC.
     (Name of Registrant as Specified In Its Charter)

                   David W. Geiss, Esq.
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2)    Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)    Proposed maximum aggregate value of transaction:
    (5)    Total fee paid:

[  ]Fee paid previously with preliminary materials.

[  ]Check box if any party of the fee is offset as provided by Exchange Act
    Rule 1-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of filing.

    (1) Amount Previously Paid:
    (2) Form Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:





















                   KEYCO BOND FUND, INC.
              27777 Franklin Road, Suite 1850
                Southfield, Michigan  48034


         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               To Be Held December 16, 1997


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keyco Bond Fund, Inc., a Michigan corporation (the "Company"), will be held at the principal executive offices of the Company, 27777 Franklin Road, Suite 1850, Southfield, Michigan, on Tuesday, December 16, 1997, at 11:00 a.m., E.S.T., for the following purposes:

           (1) To elect five directors to serve until the next Annual Meeting of Shareholders;

           (2) To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year ending September 30, 1998; and

           (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

    Information with respect to the above matters is set forth in the Proxy Statement, dated November 21, 1997, which accompanies this Notice.

    The Board of Directors has fixed the close of business on November 7, 1997, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

    Please execute and promptly return the enclosed Proxy (i.e. blue sheet). Your designation of a proxy is revocable and will not affect your right to vote in person in the event you find it convenient to attend the meeting.

                        By Order of the Board of Directors


                               JOEL D. TAUBER
                               President
Southfield, Michigan
November 21, 1997




























                   KEYCO BOND FUND, INC.
              27777 Franklin Road, Suite 1850
                Southfield, Michigan  48034

                      PROXY STATEMENT

              ANNUAL MEETING OF SHAREHOLDERS
               TO BE HELD DECEMBER 16, 1997


    This Proxy Statement and the accompanying form of proxy are to be first mailed on or about November 21, 1997 to all shareholders of record on November 7, 1997, and is furnished in connection with the solicitation of proxies by the Board of Directors of Keyco Bond Fund, Inc., a Michigan corporation (the "Company"), to be used at the Annual Meeting of Shareholders to be held at 11:00 a.m., E.S.T., on Tuesday, December 16, 1997, and at any adjournments thereof.

    Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. Proxies are revocable by written notice to the Secretary of the Company at any time prior to their exercise. Proxies may also be revoked by a shareholder attending and voting in person at the meeting. Shares of the Company's stock represented by any unrevoked proxy in the enclosed form, if such proxy is properly executed and is received prior to the meeting, will be voted in accordance with the specifications made on such proxy or, if no specification has been made on such proxy, will be voted for the election as directors of the nominees listed herein and in favor of the proposal to ratify the selection of auditors. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, the proxy holders will have discretionary authority to vote upon such matters and, in such event, it is the intention of such proxy holders to vote the proxy in accordance with their best judgment. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes are not counted for any purpose. A majority of the outstanding shares of the Company, represented in person or by proxy, will constitute a quorum at the meeting.

    The Common Stock of the Company is the only class of securities which is entitled to vote at the meeting. As of the close of business November 7, 1997, the record date for determining shareholders who are entitled to receive notice of and to vote at the meeting, there were 1,267,258 shares of Common Stock issued and outstanding. Each share is entitled to one vote. The presence at the meeting, in person or by proxy, of the holders of a majority of shares of stock of the Company is necessary to constitute a quorum.

    The cost of soliciting proxies, which may be conducted by mail, telephone, in person or otherwise, will be borne by the Company. The mailing address of the Company's principal executive offices is 27777 Franklin Road, Suite 1850, Southfield, Michigan 48034.

            MATTERS TO COME BEFORE THE MEETING

(1) Election of Directors

    Five directors are to be elected at the meeting. The directors of the Company are elected annually by the shareholders, to serve until the next annual meeting of shareholders or until their death, resignation, or removal. The nominees named in the table below have each indicated a willingness to serve if elected. If any nominee should be unable to serve or is otherwise unavailable for election, and if any other persons are nominated, the persons designated as "proxies" on the accompanying form of proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees unless authority to vote on such matter is withheld.








                                                                                              Shares of Common Stock
                                                                                                Beneficially Owned
                                                                                              ----------------------
                              Principal Occupation                                Director                  Percent
Name and Age                   (Past five years)                                   Since      Number       of  Class
------------                  --------------------                                --------    ------       ---------
Gail A. Dishell, 61(1)        Vice President of the Company since                   1984      469,529(2)     37.1%
                              September 1979; Investor

Mark E. Schlussel, 57         Of Counsel to the firm of Pepper, Hamilton and        1979          -0-
                              Scheetz, attorneys (since January 1995) (Detroit,
                              Michigan); previously Partner in firm of Miller,
                              Canfield, Paddock and Stone, attorneys (from
                              October 1990 to January 1995) (Detroit, Michigan)

David K. Page, 64             Partner in the firm of Honigman Miller Schwartz       1989          -0-
                              and Cohn, attorneys (Detroit, Michigan)

Thomas E. Purther, 32(1)      Partner in Key Homes, residential housing builder     1994       24,715(3)      2.0%
                              (since December 1993) (Bingham Farms, Michigan),
                              Chief Executive Officer of United Capital Financial,
                              LLC, residential mortgage lender (since June 1996)
                              (Bingham Farms, Michigan) and Chief Executive
                              Officer of Global Commercial Credit, LLC, business
                              receivables insurance agency (since March 1996)
                              (Bingham Farms, Michigan); previously financial
                              analyst for Keywell Corporation (scrap metal) (from
                              September 1991 to December 1993) (Chicago, Illinois)

Ellen T. Horing, 35(1)        Portfolio manager of Highgate Partners, an invest-    1995    53,477(4)      4.2%
                              ment partnership (since January 1993) (Mt. Kisco,
                              New York); Previously Director of Research and
                              Vice President, Gabelli Funds, Inc. (mutual funds)
                              (from August 1988 to August 1992) (Rye,
                              New York)


___________________

1 Ms. Dishell, Mr. Purther and Ms. Horing are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 because of their status as an officer, director, holder of more than 5% of the Company's Common Stock and/or the immediate family member of any of the foregoing.

2 Includes certain shares pursuant to which Ms. Dishell is sole trustee. See "Principal Shareholders." Does not include 1,000 shares held by Ms. Dishell's husband, as to which she disclaims any beneficial ownership.

3 These shares are held in a trust for the benefit of Mr. Purther; Ms. Barbara J. Keywell (formerly Ms. Barbara J. Purther) serves as the sole trustee of such trust with voting and dispositive powers. See "Principal Shareholders."

4 These shares are held in a trust for the benefit of Ms. Horing; Ms. Shelby M. Tauber and Mr. Joel D. Tauber serve as co-trustees of such trust with voting and dispositive powers. See "Principal
        Shareholders."

        All directors and officers of the Company, as a group, beneficially own 1,257,283 shares (99.2%) of the Company's outstanding Common Stock. See "Principal Shareholders."



        All of the nominees were previously elected as directors at the last annual meeting of shareholders. Shelby M. Tauber, Barbara J. Keywell and Gail
A. Dishell, each of whom is an officer and/or a director and a principal shareholder, are sisters. In addition, Thomas E. Purther is the son of Ms. Keywell, and Ms. Horing is the daughter of Ms. Tauber. The Board of Directors has no committees. Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940 (i.e., Messrs. Schlussel and
Page) are presently paid a fee of $1,000 per meeting. During the year ended September 30, 1997, the Board of Directors met once and all directors were present. During the year ended September 30, 1997, no remuneration of any form was paid to the Company's officers or directors, other than as described above with respect to the Company's two outside directors.

        The nominees receiving a plurality of votes cast at the meeting will be elected directors.

(2)  Ratification of Appointment of Auditors

        The directors of the Company who are not "interested persons" have unanimously appointed Coopers & Lybrand L.L.P., independent public accountants, to audit the financial statements of the Company for the current fiscal year ending September 30, 1998. This firm served in such capacity for the year ended September 30, 1997, and has no direct or indirect interest in the Company other than as its auditors and independent accountants. This appointment will be submitted to shareholders at the meeting for ratification. The affirmative vote of a majority of the shares of Common Stock present at the meeting is required to so appoint Coopers & Lybrand L.L.P. as the Company's auditors. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the meeting.

                            FURTHER INFORMATION

Principal Shareholders

        The following table sets forth certain information concerning those persons who were, on November 7, 1997, believed by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock, and also sets forth certain information about ownership of shares of Common Stock by all directors and officers of the Company as a group:



Name and Address                                                                         Shares Beneficially Owned
of Beneficial Owner               Nature of Beneficial Ownership                         Number            Percent
-------------------               ------------------------------                         ------            -------
Shelby M. Tauber                  Shares as to which Ms. Tauber exercises sole voting
150 East 69th Street              and investment powers                                  226,904
Apartment 27
New York, NY

                                  Shares held in various trusts pursuant to which Ms.
                                  Tauber and Joel D. Tauber are co-trustees with voting
                                  and investment powers                                  144,186
                                                                                         -------
                                                                                         371,090            29.3%
                                                                                         =======            ====
Barbara J. Keywell                Shares as to which Ms. Keywell exercises sole voting
2200 Tottenham                    and investment powers                                  253,882
Bloomfield Hills, MI
                                  Shares held in various trusts pursuant to which Ms.
                                  Keywell is sole trustee with voting and investment
                                  powers                                                  96,942
                                                                                         --------
                                                                                         350,824            27.7%
                                                                                         =======            ====






Gail A. Dishell                   Shares as to which Ms. Dishell exercises sole voting
26721 Carol                       and investments powers                                 251,644
Franklin, MI
                                  Shares held in various trusts pursuant to which Ms.
                                  Dishell is sole trustee with voting and investment
                                  powers                                                 217,885
                                                                                         -------
                                                                                         469,529(1)         37.1%
                                                                                         =======            ====
Joel D. Tauber                    Shares as to which Mr. Tauber exercises sole voting
2991 Long Ridge Ct.               and investment powers                                   65,840
West Bloomfield, MI
                                  Shares held in various trusts pursuant to which Mr.
                                  Tauber and Shelby M. Tauber are co-trustees with
                                  voting and investment powers                                  144,186
                                                                                         -------
                                                                                         210,026            16.6%
                                                                                         =======            ====

1 Does not include 1,000 shares held by Ms. Dishell's husband, as to which she disclaims any beneficial ownership.


        All directors and officers of the Company, as a group, beneficially own 1,257,283 shares (99.2%) of the Company's outstanding Common Stock.


Executive Officers

        Set forth below is certain information concerning the Company's present executive officers, including name, age, principal occupation and business experience during the past five years, and length of service as an officer of the Company:

Name and Age             Office and Term of Service
------------             --------------------------
Joel D. Tauber, 62      President since October 1995. Also a manufacturing
                        executive, business consultant and investor since prior to 1992; Chairman of the Board of Complex
                        Tooling & Molding, Inc. (Boulder, Colorado) since
                        March 1996; Co-Chairman of the Board of Key Plastics,
                        Inc. (Novi, Michigan) since July 1995 (previously
                        Chairman of the Board since prior to 1992 through July 1995); Co-Chairman of the Board of Keywell
                        Corporation (Chicago, Illinois) since April 1992;
                        Chairman of the Board of KMGI, Inc. (formerly Key
                        Manufacturing Group, Inc.) (Southfield, Michigan) since prior to 1992

Gail A. Dishell, 61     Vice President since September 1979

Shelby M. Tauber, 62    Treasurer since September 1979

Barbara J. Keywell, 57  Secretary since September 1979

        Except as described above, none of the Company's executive officers have been employed in a principal occupation for the past five years.

Information Concerning Investment Matters

        Determination Not to Use Investment Adviser; Termination of Investment Advisory Contract

        At its October 19, 1994 meeting, the Board of Directors decided not to retain the services of an outside investment adviser and, instead, determined that the Company, acting through its officers and with the review provided by the Board, will make investment decisions internally on a going-forward basis.

        The Board's decision not to retain the services of an investment adviser was made after careful deliberation and was based upon several factors, including the following:

        - The Company's investment objectives are relatively clear-cut and uncomplicated. The Company's primary investment objective, as reported in prior filings with the Securities and Exchange Commission, is "to receive as high a level of current interest income exempt from federal income taxes as is available from Municipal Bonds (as defined therein) and as is consistent with prudent investment management and preservation of capital, and capital appreciation will be a minor investment objective of the Company." As a result of this objective, the Company invests in high quality bonds which typically have relatively low turnover.

        - Given the relatively low turnover in investment securities, the Board has been able to closely monitor the investment activity of the Company.

        - The fees charged by potential third party investment advisers were relatively high and, in light of the net benefit to be provided to the Company, unacceptable.

        As a result of its decision not to retain an outside investment adviser, the Company and Comerica Bank (the "Bank"), effective as of October 19, 1994, terminated the Management and Custodial Agreement, dated September
5, 1979, pursuant to which Agreement the Bank had been providing certain investment advisory and custodial account services to the Company. Following such termination, however, the Company and the Bank entered into a new Custodial Account Agreement, dated October 19, 1994, pursuant to which the Bank shall continue to provide certain custodial account services for the Company.

Portfolio -- Allocation and Transactions

        The Company's investment portfolio has consisted, and will continue to consist of, debt obligations issued by states, counties, cities and their political subdivision or agencies, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer ("Municipal Bonds"). Municipal Bonds are normally traded in the over-the-counter market on a net basis (without commissions) through dealers acting for their own account and not as brokers. Because of this fact, there are no stated commissions charged with respect to trades for transactions in the Company's portfolio securities.

        When purchasing or selling Municipal Bonds, the Company seeks to obtain the prompt execution of orders at the most favorable prices available. To the extent that, in the Company's experience, the execution capabilities and prices offered by more than one dealer have been comparable, the Company may, in its discretion, choose to purchase and sell Municipal Bonds from and to dealers who provide research, statistical and other information to the Company. However, it is not the Company's policy to pay a higher price to a dealer solely because it has supplied these services. Although this type of information is useful to the Company, it is believed that such services will not reduce the Company's normal research activities. The Company believes that the types of research services and information which will be provided by dealers will consist principally of research reports on particular issues of Municipal Bonds and technical information concerning general market conditions for Municipal Bonds.

Certain Reporting Requirements

        Under the federal securities laws, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") are required to file reports with the Securities and Exchange Commission, and to provide the Company with copies of same, relative to their ownership of the Common Stock, which reports need to be filed at such time as they first become a Reporting Person and at such time or times as any changes occur in their beneficial ownership of the Common Stock. Specific due dates for filing these reports have been established and the Company is required to disclose in this Proxy Statement any failure to timely file these reports.

        Based on a review of the reports filed by the Reporting Persons, during and with respect to the fiscal year ended September 30, 1997, and/or on representations of its Reporting Persons with respect to the fiscal year ended September 30, 1997, the Company believes that the foregoing reporting requirements have been satisfied by the Company's Reporting Persons.

Other Matters and Shareholder Proposals

        At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their judgment on such matters.

        Any proposals of shareholders to be presented at the next Annual Meeting of Shareholders which are eligible for inclusion in the Company's proxy statement for that meeting under applicable rules of the Securities and Exchange Commission must be received by the Company at its principal executive offices not later than 120 days prior to November 20, 1998.

Southfield, Michigan
November 21, 1997






















































                           KEYCO BOND FUND, INC.
                   PROXY SOLICITED BY BOARD OF DIRECTORS
                      Annual Meeting of Shareholders
                       To Be Held December 16, 1997

        The undersigned shareholder hereby appoints GEORGE J. FORREST, III and KENNETH E. KLUSKA, or either one of them, proxies with the power of substitution to vote, as designated below, all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders to be held on Tuesday, December 16, 1997 at 11:00 a.m., or at any adjournment thereof, on the following matters described in the Proxy Statement dated November 21, 1997.

1.      ELECTION OF DIRECTORS:

        [ ]     FOR all nominees listed below or    [ ] WITHHOLD AUTHORITY to
                 any substitute for any of them.         vote for all nominees
                                                        listed below.

(To withhold authority to vote for any one nominee strike through his or her name below)

        Gail A. Dishell                 Mark E. Schlussel
        Thomas E. Purther               David K. Page
                         Ellen T. Horing

2. RATIFYING THE SELECTION of Coopers & Lybrand L.L.P. as independent auditors for the year ending September 30, 1998.

        [ ] FOR              [ ]  AGAINST          [ ]  ABSTAIN

        The undersigned instructs the proxies to vote as specified in the proxy on the matters described in the Proxy Statement dated November 21, 1997. Proxies will be voted as instructed.

        Authority is also granted to such proxies to vote in their discretion upon any other business which may properly come before the meeting. If no specification is made, proxies will vote as follows: (i) under Item 1, FOR election of the nominees named above or any substituted for any of them; and
(ii) FOR Item 2.

        Receipt is hereby acknowledged of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 21, 1997.


                         Dated:          , 1997



                         ----------------------------------------------
                                         Signature

                         ----------------------------------------------
                                         Signature

                         Please sign exactly as name appears hereon.
                         If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.